Exhibit 99.1

MANITEX INTERNATIONAL, INC.
(NASDAQ: MNTX)
Corporate Presentation November 2017

FORWARD-LOOKING STATEMENT
& NON-GAAP MEASURES
Safe Harbor Statement under the U.S. Private Securities Litigation Reform Act of 1995: This presentation contains statements that are forward-looking in nature which express the beliefs and expectations of management including statements regarding the Company’s expected results of operations or liquidity; statements concerning projections, predictions, expectations, estimates or forecasts as to our business, financial and operational results and future economic performance; and statements of management’s goals and objectives and other similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “we believe,” “we intend,” “may,” “will,” “should,” “could,” and similar expressions. Such statements are based on current plans, estimates and expectations and involve a number of known and unknown risks, uncertainties and other factors that could cause the Company’s future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements. These factors and additional information are discussed in the Company’s filings with the Securities and Exchange Commission and statements in this presentation should be evaluated in light of these important factors. Although we believe that these statements are based upon reasonable assumptions, we cannot guarantee future results. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
Non-GAAP Measures: Manitex International from time to time refers to various non-GAAP (generally accepted accounting principles) financial measures in this presentation. Manitex believes that this information is useful to understanding its operating results without the impact of special items. See Manitex’sQ2 2017 earnings release on the Investor Relations section of our website www.Manitex International.com for a description and/or reconciliation of these measures.
NASDAQ : MNTX 2

Why We are Here Today-Investment Considerations
IMPROVING OUTLOOK for 2017 as recovery begins to accelerate:
Announced backlog of $50.3 million (9/30/17), growth of 60.8% over 12/31/16; 6% higher, sequentially Production is expected to steadily increase along with revenues, margins, and EBITDA throughout the year and into next
DELEVERAGING strategy includes divestitures and portfolio adjustments
Steady increase in MARKET SHARE in straight-mast cranes last 5 years; potential to take market share for knuckle boom cranes via PM
Over first 3 quarters of 2017 industry orders are up 60% year to date Orders in third quarter were up 105% vs same quarter a year ago
During third quarter, Manitex share grew 10 percentage points vs. same quarter last year Year to date market share inceased4 percentage points vs. last year
Last cyclical peak for PM and Manitex was OVER $350M in net sales and approximately $45 million in EBITDA; potential EARNINGS POWER now exceeds prior peak level; product mix has changed the margin profile away from low-margin materials handling businesses to primarily crane businesses
NASDAQ : MNTX 3

Recent Headlines- New Orders, Dealer Additions, New Products
October 30, 2017, Manitex International Welcomes Tampa Crane & Body as Knuckle Boom Distributor in Florida October 18, 2017, Manitex International, Inc. Expands North American Product Line with A62, trolley boom loader, and other new products ($20M in incremental 2018 sales potential) October 4, 2017, Manitex International, Inc. Announces $12 Million New Crane Order Taken at ICUEE 2017 October 2, 2017, Manitex International Welcomes Western Pacific Crane & Equipment to PM Knuckle boom Dealer Network September 18, 2017, Manitex International Welcomes Walter Payton Power Equipment to Knuckle boom Dealer Network July 20, 2017, Manitex International, Inc. Announces €1.5 Million in New Orders for PM Truck-Mounted Knuckle boom Cranes
NASDAQ : MNTX 4

MANITEX INTERNATIONAL: OVERVIEW
Manitex International is a leading provider of straight-mast and knuckle boom cranes and other specialized equipment for niche industrial applications; Manitex has its assembly facilities located in North America and Europe and products are sold through independent dealers, worldwide.
NASDAQ : MNTX 5

Our Primary Products-Straight-mast and Knuckle Boom Cranes
NASDAQ : MNTX 6

Knuckle Booms vs. Straight-mast Cranes

Knuckle booms—PM Cranes
End-Markets: Construction, logistics, utility, energy, military, rail
Lifting Capacity: 1 – 80 US tons (1-250 T-M)
Estimated 2017 Unit Volume (market): 50,000
Features: Material carrying capability, ease of use, broad market usage

Straight Mast—Manitex Cranes
End Markets: Construction, utility, energy, rental, mining, advertising, railroad
Lifting Capacity: 17 – 70 US tons
Estimated 2017 Unit Volume (market): 2,000
Features: High lifting range, diverse end-market applications

2017 Anticipated Sales By End-Market-FIRMWIDE




Energy
Construct -Res
Consruct-Non Res
Infra/Govt
Utility
Railroad
Other


Manitex
TC500

NASDAQ : MNTX
7

Sales Increase and Margin Expansion in 2017 and Beyond
Sales:
Crane backlog growth should add gradually to Manitex International sales throughout 2017
Peak level for remaining businesses* was > $350M (and EBITDA of approx. $45M)
Run rate sales for remaining businesses* of just over $200M
* Remaining businesses = Manitex, C&M, Badger, Sabre, and Valla; and PM and O&S
Margin Profile Improves in 2017 from non-crane divestitures with <4% EBITDA margin:
Sales reduction $90M
EBITDA reduction $4M
Over $15 million in cost reductions achieved through sourcing and operating efficiency initiatives 2015-2017
10%-Plus EBITDA margin goal with continued crane market recovery and execution
NASDAQ : MNTX 8

LIFTING EQUIPMENT MARKET
OVERVIEW – STRAIGHT MAST
Straight Mast IndustryManitexMarket Share by
ShipmentsTonnage Class
1,861
2,000    1,684 1,71850
1,424 40
1,500
1,0851,024 1,05030
1,000     76520
595 560
500     10
0
0     2012 2013 2014 2015 2016 2017
2008200920102011201220132014201520162017
17—22.9 23—29.9 30—35.9 36—40.9 41+
2017 industry orders and forecasted shipments    Approximate 15 pptmarket share gain over past 5 years
increasing due to used equipment market    while more broadly diversifying tonnage penetration
normalization and strength in the construction,     Important new products within the past 24 months in the
utility, and energy sectors     20, 22, 30, and 40 ton classes
Order activity in YTD ’17 54% for cranes over 30 tons    Increased penetration of 40, 45 and 50 ton cranes with
and 45% for cranes less than 30 tons    aerial work platforms for utility, telecom and wind
Boom truck cranes typically less expensive than rough construction/maintenance
terrain and all terrain cranes        Peak level total Manitex Straight Mast Sales was $130M
NASDAQ : MNTX     9

THE KNUCKLE BOOM MARKET
$2.3 Billion Globally
(Management Estimates)
Knuckle boom Market Worldwide Sales (US$, millions)    PM Group TTM Revenues (US$, millions)
$2
$100    $1,400
$24
Western Europe
Eastern Europe
$400    North America $13
$200    South America North
North    Rest of World
America     America
$15$20
North American Knuckle Boom market is growing
Principal Industry Participants
Large Market of $2.3 BN far exceeds the size of the straight-
mast boom truck market (global)
PM has a geographically diverse customer base
Opportunity to increase PM Group’s No. American market
presence through Manitex’sdistribution network
NASDAQ : MNTX    PM Peak level sales of $150 Million in 2008 10

REPLACEMENTS PARTS&SERVICE
Consistent recurring revenue stream throughout the cycle
Typically generates 10%-20% of net sales in a quarter/year Typically carry 2x gross margin of core equipment business
Spares relate to swing drives, rotating components, & booms among others, many of which are proprietary
Serve additional brands Service team for crane equipment Automated proprietary system implemented in principal operations
NASDAQ : MNTX 11

OPERATING COMPANIES
Products, End Market, Drivers



Manitex	• Straight-mast boomtrucks and cranes • Sign cranes • Parts	• Power transmission • Industrial projects • Infrastructure development	• Strong end market demand for specialized, competitively differentiated products for oil, gas, and energy sectors • Product development
PM OIL & STEEL AERIAL PLATFORMS	• Knuckle boom cranes • Truck-mounted Aerial Platforms	• Construction • Infrastructure • Utilities	• Growing acceptance of knucklebooms in North American markets • Oil and gas exploration creating demand • Product development
MANITEX SABRE	• Specialized equipment for liquid storage & containment • 8,000-21,000 gallon capacities	• Energy • Petrochemical • Waste management	• Reputation for quality & innovation • Serves a market of over $1B annually
Valla MANITEX	• Precision pick & carry cranes	• Automotive • Chemical / petrochemical • Infrastructure development • Aerospace • Construction	• Strong end market demand for specialized, competitively differentiated products • Environmental (electric) or hazardous (spark free) developments • Product development
BADGER EQUIPMENT COMPANY	• Rough terrain cranes • Specialized construction equipment • Parts	• Railroad • Construction • Refineries • Municipality	• Equipment replacement cycle in small tonnage flexible cranes for refinery market • More efficient product offering across end markets

NASDAQ : MNTX

12

EXPERIENCED MANAGEMENT TEAM
David Langevin, Chairman & CEO 20+ years principally with Terex
Michael Schneider, CFO
25+ years in financial operations, Formerly with Ernst & Young
Steve Kiefer, President
25+ years principally with Eaton Corp. and Hendrickson International
Scott Rolston, SVP Strategic Planning
30+ years principally with Manitex and Manitowoc
Jim Peterson, Executive Vice President, Operations 35+ years in manufacturing operations
Luigi Fucili, CEO PM Group 10+ years principally with PM Group
NASDAQ : MNTX 13

MANITEX INTERNATIONAL, INC.
FINANCIAL OVERVIEW
November 2017

FINANCIAL SUMMARY
SNAPSHOT
Key Statistics     Capitalization
Stock Price (11/10/17)    $8.05 /share Basic Shares (6/30/17)16.6 M
Diluted Shares (6/30/17) 16.6 M
Market Cap (11/10/17)    $133.6 M
Total NET Debt (6/30/17)** $ 89.5 M
Total Ent. Value (11/10/17)**    $223.1 M
Ticker / Exchange    MNTX/NasdaqCM
$000, except % as adjusted    2017* 2013***2012***
Revenues    Range : $180M—$200M $245,072$205,249
Gross Margin (%)    Range: 18% -20% 19.0%19.7%
Adjusted EBITDA    Range: $15M—$17M $21,483$17,957
Adj. EBITDA Margin (%)    Range: 8.3%—8.5% 8.8%8.7%
Adjusted Net income    Range: $1.5M—$3.0M $10,178$8,077
Backlog    $50.3M (as of 9/30/17) $77,281$130,352
*Expected ranges exclude ASV, and all other divested properties as of 5/17/17 and subject to restatement
**Debt is per 6/30 filings that are in process of being restated (8-K, November 10, 2017)
***Reported results, prior to ASV and PM transactions
NASDAQ : MNTX     15

MANITEX INTERNATIONAL, INC.
(NASDAQ: MNTX) November 2017
David Langevin,CEO 708-237-2060 dlangevin@manitex.com
Peter Seltzberg, IR Darrow Associates, Inc.
516-419-9915 pseltzberg@darrowir.com